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BRANDES
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Brandes Core Plus Fixed Income Fund
Class A – BCPAX
Class E – BCPEX
Class I – BCPIX

Brandes Credit Focus Yield Fund
Class A – BCFAX
Class I – BCFIX

Supplement dated May 20, 2013 to the
Prospectus dated January 31, 2013, as supplemented February 7, 2013

Effective May 14, 2013, the initial investment minimum for all Class I shares has been reduced from $1,000,000 to $100,000.  All references to the minimum initial investment for Class I shares in the combined prospectus are revised as follows:

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Class A and Class E
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500

Please retain this Supplement with your Prospectus.